OMB APPROVAL
OMB Number: 3235-0060 Expires: May 30, 2009 Estimated average burden hours per response 5.0
UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	June 9, 2009

AROTECH CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	0-23336	95-4302784
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1229 Oak Valley Drive, Ann Arbor, Michigan	48108
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(800) 281-0356

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SEC 873 (02/08)

Potential persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

See material disclosed under Items 8.01 and 9.01.

Item 8.01	Other Events.

On June 9, 2009, at the Annual Meeting of Stockholders of Arotech Corporation (the “Registrant”), the stockholders of the Registrant voted on the following proposals with the following results:

1. Electing three Class I directors for a three-year term ending in 2012 and continuing until their successors are duly elected and qualified:
	Votes For	Votes Withheld	Abstentions	Shares Not Voting
Dr. Jay M. Eastman	9,132,889	1,283,445	0	0
Steven Esses	9,344,821	1,071,513	0	0
Michael E. Marrus	9,269,865	1,146,468	0	0
(Directors whose terms of office continued after the meeting were Robert S. Ehrlich, Edward J. Borey, Seymour Jones, and Elliot Sloyer)

2. Amending the Company’s Amended and Restated Certificate of Incorporation to reduce its authorized common stock from 250,000,000 shares to 50,000,000 shares:
	Votes For	Votes Against	Abstentions	Shares Not Voting
	9,999,801	400,992	15,539	0

3. Amending the Company’s Amended and Restated Certificate of Incorporation to authorize the Board of Directors, in addition to the stockholders, to make, amend and repeal the Company’s by-laws:
	Votes For	Votes Against	Abstentions	Shares Not Voting
	2,327,757	1,285,645	10,933	6,791,938

4.  Amending the Company’s Amended and Restated Certificate of Incorporation to include a provision pursuant to which the Company will be governed by Section 203 of the General Corporation Law of the State of Delaware:

	Votes For	Votes Against	Abstentions	Shares Not Voting
	2,491,958	1,118,228	14,209	6,791,938

5. Adopting the Arotech 2009 Equity Incentive Plan and reserving 5,000,000 shares of common stock for issuance under such plan and ratifying certain previous issuances of restricted stock:
	Votes For	Votes Against	Abstentions	Shares Not Voting
	2,430,021	1,176,000	18,374	6,791,938

Accordingly, Proposals 1, 2 and 5 were approved, and Proposals 3 and 4 failed due to their not having received a majority of the issued and outstanding share capital of the Registrant as required under Delaware law.

The amendment to the Registrant’s Certificate of Incorporation approved by the stockholders of the Registrant in Proposal 2 above is filed as an exhibit to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

As described above, the following Exhibit is furnished as part of this Current Report on Form 8-K:

Exhibit Number	Description
3.1	Amendment to the Company’s Amended and Restated Certificate of Incorporation, filed on June 9, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 9, 2009	AROTECH CORPORATION
(Registrant)
/s/ Robert S. Ehrlich
	Name:	Robert S. Ehrlich
	Title:	Chairman and CEO

  2